EXHIBIT 10.30

CONVERTIBLE NOTE PURCHASE AGREEMENT

        This Convertible Note Purchase Agreement, dated as of July 1, 2003 (this “Agreement”) is entered into by and among Aptimus, Inc., a Washington corporation (the “Company”) and the individuals identified on the signature pages hereto (each such individual, a “Purchaser,” and collectively, the “Purchasers”) with respect to the following:

RECITALS

        WHEREAS, the Company has authorized the sale and issuance of $500,000.00 in principal amount of secured convertible promissory notes (the “Notes”) to purchase Common Stock of the Company; and

        WHEREAS, the Purchasers, each and collectively, are willing to purchase from the Company and the Company is willing to sell to the Purchasers the Notes on the terms and conditions set forth in this Agreement, the Notes, the security agreement (the “Security Agreement”) to be made by the Company in favor of the Purchasers, the Common Stock Warrant (the “Warrant”), and the registration rights agreement (the “Registration Rights Agreement”) to be entered into among the Company and the Purchasers (collectively, the “Transaction Documents”).

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing, and the representations, warranties and conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.       Purchase and Sale of the Notes.

                 (a)       Sale and Issuance of the Notes. In reliance upon the representations, warranties and covenants of the parties set forth herein, the Company agrees to issue, sell and deliver to the individual Purchasers identified on the signature pages hereto, a Note in the principal amount identified next to such Purchaser’s name, for an aggregate purchase price in the face amount of such Note, and each Purchaser agrees to purchase such securities from the Company for the purchase price as specified on the respective signature pages hereto. The terms and conditions of the Notes are set forth in the form of Note attached hereto as Exhibit A.

                 (b)       Grant of a Security Interest. In connection with the Closing (as defined below), the Company shall have (a) executed and delivered the Security Agreement and the Warrants, substantially in the forms attached hereto as Exhibit B and Exhibit C, respectively, and (b) taken all other actions reasonably requested by the Purchasers necessary to perfect Purchasers’ security interest in the Company’s assets, in accordance with the terms of the Security Agreement. In connection with the Closing (as defined below), the Purchasers shall have executed and delivered the Security Agreement.

                 (c)       Registration Rights Agreement. In connection with the Closing (as defined below), the Company and the Purchasers shall have executed and delivered the Registration Rights Agreement, substantially in the form attached hereto as Exhibit D.

        2.       Closing. The sale of the Notes and issuance of the Warrants (the “Closing”) shall take place at the offices of the Company, on June 18, 2003 or such later date as shall be mutually acceptable to the Company and the Purchasers (such date, the “Closing Date”). At the Closing, on the terms and subject to the conditions hereof, each Purchaser shall pay to the Company, by cashier’s check or wire transfer of immediately available funds the purchase price for each such Purchaser’s Note as specified in Section 1(a) above, and in exchange for and upon receipt or confirmation of such payment, the Company will issue and deliver the respective Notes and Warrants, together with copies of the other signed original form Transaction Documents, including the Purchase Agreement, Security Agreement, and Registration Rights Agreement, to each of the Purchasers.

        3.       Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as otherwise disclosed to the Purchasers in writing, the statements contained in the following paragraphs of this Section 3 are all true and correct as of the date of this Agreement:

                 (a)       Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has all requisite corporate power and authority to carry on its business as presently conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the business, condition, affairs or operations of the Company and its properties and assets taken as a whole.

                 (b)       Corporate Power. The Company has all requisite legal and corporate power to enter into, execute and deliver the Transaction Documents and issue the shares of common stock upon conversion of the Notes. This Agreement is, and upon issuance of the Notes and Warrants and execution and delivery of the Security Agreement and the Registration Rights Agreement, respectively, the Notes, the Warrants, the Registration Rights Agreement and the Security Agreement will be, valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

                 (c)       Authorization. All corporate and legal action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of the Transaction Documents, the sale and issuance of the Notes, the issuance of the Warrants, and the performance of the Company’s obligations under the Transaction Documents has been taken. The issuance of the Notes and Warrants pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that have not otherwise been waived or complied with, and the Notes and Warrants, subject to the accuracy of the representations and warranties set forth in Section 4 hereof, will be issued in compliance with all applicable federal and state securities laws.

                 (d)       Valid Issuance. The Notes, the Warrants, any Common Stock of the Company issued upon conversion of the Notes (the “Note Shares”) and exercise of the Warrants upon payment therefor by the Purchasers (the “Warrant Shares”), (together, the “Securities”), when issued in compliance with the provisions of the Transaction Documents and the Charter

Documents (as defined below), will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Notes will be non-transferable, except by operation of law, and the Note Shares and Warrant Shares may be subject to restrictions on transfer imposed (i) by the Transaction Documents, (ii) under applicable state and/or federal securities laws as set forth in capitalized lettering at the top of the first page of each of the certificates or instruments representing such securities, and (iii) as may be required by future changes in such laws.

                 (e)       Capitalization. Immediately prior to the Closing, the capitalization of the Company will consist of total of 100,000,000 authorized shares of Common Stock, no par value, 4,220,933 shares of which are issued and outstanding, and 6,814,516 shares of Preferred Stock, of which no shares are issued and outstanding. All of the outstanding shares of capital stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. Except for (A) shares of Common Stock reserved for future issuance pursuant to the Company’s stock incentive plans and agreements, (B) shares of Common Stock issuable pursuant to the Company’s rights agreement, and (C) the Note Shares and Warrant Shares, there are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, subscriptions, obligations or other agreements either directly or indirectly for the purchase or acquisition from the Company of any shares of its capital stock.

                 (f)       Compliance with Law and Charter Documents. The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws, as amended to date (the “Charter Documents”). The Company is in compliance in all material respects with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company’s business or properties, except as where the failure to be in compliance therewith could not reasonably be expected to have a material adverse effect on the business, property, financial condition or results of operations of the Company.

                 (g)       Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                 (h)       Litigation. There is no action, suit, proceeding or arbitration (“Action”) pending, and to the Company’s knowledge, there is no Action, claim or investigation currently threatened, against the Company, its activities, properties or assets, or against any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with or actions taken on behalf of the Company. The Company is not a party to or subject to the provisions of any material order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality and there is no Action or claim by the Company currently pending or which the Company intends to initiate.

                 (i)       Government Consent, Etc. To the Company’s knowledge, no consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Securities, other than, if required, filings or qualifications under federal securities law or applicable state securities laws, which filings or qualifications, if required, will be timely filed or obtained by the Company.

                 (j)       Title to Properties and Assets; Liens, etc. The Company has good and marketable title to its properties and assets and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, (ii) liens pursuant to equipment leases, (iii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business, and (iv) a security interest in certain leased assets granted to Comerica Bank (f.k.a Imperial Bank).

                 (k)       Disclosure. The Company has fully provided the Purchasers with all information that the Purchasers have requested for deciding whether to purchase the Notes. Neither this Agreement nor any other statement or certificate made or delivered in connection with the Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary not to make the statements herein untrue or misleading.

        4.       Representations and Warranties by the Purchaser. Each Purchaser severally represents and warrants to the Company with respect to itself only as follows:

                 (a)       Investment Intent; Authority. This Agreement is made with each Purchaser in reliance upon such Purchaser’s representation to the Company, evidenced by such Purchaser’s execution of this Agreement, that each Purchaser is acquiring the Securities for investment for the Purchaser’s own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. Each Purchaser has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation of such Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

                 (b)       Shares Not Registered. Each Purchaser understands and acknowledges that the offering of the Securities will not be registered under the Securities Act or under any state securities laws on the grounds that the offering and sale of the Securities contemplated by this Agreement are exempt from registration under the Securities Act and under any state securities laws, and that the Company’s reliance upon such exemptions is predicated, in part, upon each Purchaser’s representations set forth in this Agreement. Each Purchaser acknowledges and understands that resale of the Securities may be restricted indefinitely unless the Securities are subsequently registered under the Securities Act or an exemption from such registration and such qualification is available.

                 (c)       No Transfer. Each Purchaser acknowledges that the Notes are non-transferable except by operation of law, and covenants that in no event will it dispose of any Note Shares other than (i) in conjunction with an effective registration statement for such Securities under the Securities Act or pursuant to a transaction not requiring the filing of such a registration statement and (ii) in compliance with the applicable securities laws of any state. Each Purchaser acknowledges and agrees that the Notes and the certificates evidencing the Note Shares shall contain legends to the foregoing effect.

                 (d)       Accredited Investor. Each Purchaser (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act; and (ii) has the ability to bear the economic risks of the prospective investment, including a complete loss of such Purchaser’s investment in the Securities. If the Purchaser was organized for the purpose of acquiring the Securities, each equity investor of the Purchaser meets the requirements of parts (i) and (ii) of this subsection.

                 (e)       Adequate Information. Each Purchaser believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Each Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

                 (f)       Knowledge and Experience. Each Purchaser has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

        5.       Event of Default. An occurrence of any of the following, unless waived by the Purchasers in writing, shall constitute an “Event of Default” under this Agreement and the Notes:

                 (a)       Payment Default. The Company fails to pay when due any amount owing under the Notes.

                 (b)       Covenant Default. The Company shall fail to perform any obligation or violates any of the covenants, representations or warranties, contained in this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in the Transaction Documents and such failure, if subject to cure, continues for a period of thirty (30) days after written notice to the Company from the Purchasers.

                 (c)       Voluntary Bankruptcy or Insolvency Proceeding. The Company shall (i) apply for or consent to the appoint of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in substantial part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing.

                 (d)       Involuntary Bankruptcy or Insolvency Proceeding. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

        6.       Rights of the Purchasers upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 5(c) and 6(d) of this Agreement) and at any time thereafter during the continuance of such Event of Default, the Purchasers, or any of them, may, by written notice to the Company, declare all outstanding obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in the Transaction Documents notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5(c) and 5(d) of this Agreement, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in the Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence of any Event of Default, the Purchasers shall have the right to exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by action at law or by suit in equity.

        7.       Investor Covenants. The parties acknowledge that, except for the limited rights of Comerica Bank as described in Section 3(j) hereof, the Notes shall have priority and be senior in right of payment to all indebtedness of Company. Notwithstanding the foregoing, to the extent required by any bank, financial institution, or other lender and any successors and assigns thereto providing a loan to the Company (each a “Bank” and together the “Banks”), Purchasers agree to enter into a subordination agreement as may reasonably be requested by any such Bank or Banks acknowledging that the Notes shall be subordinate and junior in right of payment to all such indebtedness, subject to the limitation set forth in Section 8(c)(i).

        8.       Company Covenants. The Company covenants and agrees that, until payment in full of all outstanding obligations under the Notes (the “Obligations”), unless otherwise consented to by the Purchasers in writing, which consent the Purchasers may grant or withhold in their sole discretion:

                 (a)       Good Standing. The Company shall maintain its existence in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the business or operations of the Company.

                 (b)       Further Assurances. At any time and from time to time the Company shall execute and deliver such further instruments and take such further action as may reasonably be requested by the Purchasers to effect the purposes of this Agreement.

                 (c)       Negative Covenants. The Company shall not take any of the following actions without the prior written consent of a majority of not less than seventy-one percent (71%) of the Purchasers:

(i) create, incur, assume or be or remain liable with respect to any secured indebtedness in excess of $5,000,000 in the aggregate, other than indebtedness incurred by the subject matter of this Agreement or incurred in connection with indebtedness to banks, commercial finance lenders, equipment lessors, insurance companies and other financial institutions; provided that any secured indebtedness senior to Purchasers’ security interest in any of the assets of the Company shall not exceed sixty percent (60%) of the Company’s outstanding accounts receivable measured at the time of the incurrence of such indebtedness;

(ii) declare or pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that the Company may repurchase the stock of former employees pursuant to stock repurchase agreements and stock subject to escrow or forfeiture under agreements related to acquisitions made by the Company as long as an Event of Default does not exist or would not exist after giving effect to such repurchase;

(iii) except as provided in this Agreement, as permitted under the Security Agreement, or as created by law in the ordinary course of business grant or cause to be granted any interest in or lien against any of the Company’s assets; or

(iv) enter into any agreement or understanding with respect to any of the foregoing.

                 (d)       Use of Funds. The Company shall use funds provided by the Purchasers for general corporate purposes in accordance with the Company’s plans approved by the Company’s Board of Directors.

                 (e)       Timely Payment. The Company shall meet its obligations to its employees and vendors, including tax payments related thereto, in a timely fashion and as required by law.

        9.       Conditions to the Obligations of the Purchasers. Unless such conditions are waived by the Purchasers, the obligation of each Purchaser to purchase and pay for such Purchaser’s Note is subject to the satisfaction, on or before the Closing Date, of the following conditions:

                 (a)       Representations and Warranties. The representations and warranties of the Company contained in Section 3 of this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                 (b)       Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                 (c)       Compliance Certificate. An officer of the Company shall deliver to the Purchasers at the Closing a certificate stating that the conditions specified in Section 9(a) and 9(b) have been fulfilled.

        10.      Conditions to Obligations of the Company.

                 (a)       Representations and Warranties. The representations and warranties in Section 4 of this Agreement shall be true on and as of the Closing Date as to all of the Purchasers with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                 (b)       Payment of Purchase Price. Each Purchaser shall have delivered to the Company the purchase price as specified in Section 1 of this Agreement.

                 (c)       Delivery of Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-9, establishing such Purchaser’s exemption from withholding tax.

                 (d)       Performance. Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

        11.      Miscellaneous.

                 (a)       Waivers, Amendments and Termination. Except as otherwise provided, any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and each Purchaser. This Agreement shall terminate on the earlier to occur of (a) the Closing Date, if the Closing has not occurred on or prior to such date, or (b) the date on which the Obligations have been paid in full.

                 (b)       Legal Fees and Expenses. Each party to this Agreement shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Transaction Documents.

                 (c)       Entire Agreement. This Agreement together with all exhibits attached hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                 (d)       Governing Law. The Transaction Documents and all actions arising out of or in connection with the Transaction Documents shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflicts of law provisions of the State of Washington or of any other state.

                 (e)       Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be shall be deemed to have been duly given: (i) upon delivery with written confirmation of receipt thereof if personally delivered to the party to be notified, (ii) upon deposit in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, and signed confirmation of receipt thereof, or (iii) when receipt is confirmed as evidenced by a transmittal report if sent via facsimile to the appropriate facsimile number listed on the signature pages attached hereto. Any party hereto may designate a new address and/or facsimile number by ten (10) days advance written notice to the other parties hereto.

                 (g)       Validity. If any provision of the Transaction Documents shall be determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 (h)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

                 (i)    Arbitration.  If any claim or dispute has not been resolved through negotiation of the parties to this Agreement, then the claim or dispute will be determined by arbitration in Seattle, Washington, in accordance with the then-current American Arbitration Association (“AAA”) national rules for the resolution of commercial disputes by arbitration, except as modified herein.  The arbitration will be conducted by a sole neutral arbitrator who has had both training and experience as an arbitrator of general commercial matters.  If the Company and the Purchasers cannot agree on an arbitrator, then the arbitrator will be selected by the AAA applying the criteria in this provision. Reasonable discovery will be permitted and the arbitrator may decide any issue as to discovery.  The arbitrator may decide any issue as to whether or as to the extent to which any dispute is subject to the dispute resolution provisions in this Section 11(i) and the arbitrator may award any relief permitted by law.  The arbitrator must base the arbitration award on the provisions of this Section 11(i) and applicable law and must render the award in a writing, including an explanation of the reasons for the award.  Judgment upon the award may be entered by any court having jurisdiction of the matter, and the decision of the arbitrator will be final and binding.  The statute of limitations applicable to the commencement of a lawsuit will apply to the commencement of an arbitration under this Section 11(i).  The arbitrator’s fees will be paid in equal portions by the parties to the arbitration.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

APTIMUS, INC., a Washington corporation

By:

Its:

Address:

Fax:

PURCHASER: SF TECH JV

By:

Its:

Note Principal:

Address:

Fax:

PURCHASER: TIMOTHY C. CHOATE

Note Principal:

Address: 657 Mission Street, Suite 200 San Francisco, CA 94105

Fax: 415-896-2561

PURCHASER: ROBERT W. WRUBEL

Its:

Note Principal:

Address:

Fax:

PURCHASER: MAURA O’NEILL

Its:

Note Principal:

Address:

Fax:

PURCHASER: FRED FELKER IRA

By:

Its:

Note Principal:

Address:

Fax:

PURCHASER: JOHN STEUART

By:

Its:

Note Principal:

Address:

Fax:

PURCHASER: MARIAN L. FELKER IRA

By:

Its:

Note Principal:

Address:

Fax: